UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: December 13, 2006

(Date of earliest event reported)

KIMBERLY-CLARK CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	1-225	39-0394230
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

P.O. Box 619100, Dallas, Texas	75261-9100
(Address of principal executive offices)	(Zip Code)

(972) 281-1200

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4))

Item 8.01 Other Events

As a result of organizational changes that were effective January 1, 2006, Kimberly-Clark Corporation (the “Corporation”) began reporting four business segments – as initially presented in the Corporation’s Quarterly Report on Form 10-Q for the three months ended March 31, 2006. The two new business segments, K-C Professional & Other and Health Care, had previously been combined into the Business-to-Business segment. The Personal Care and Consumer Tissue business segments were not affected by the organizational changes and continue to be reported on their historical basis.

The Corporation is recasting the presentation of its reportable segments for all periods reported in its Annual Report on Form 10-K for the year ended December 31, 2005 to conform to the new reporting structure. These changes do not affect the Corporation’s consolidated net sales, operating profit, net income, earnings per share, Consolidated Balance Sheet or Consolidated Cash Flow Statement.

Included in this Form 8-K are the following Items: Business (Item 1), Management’s Discussion and Analysis of Financial Condition and Results of Operations (“MD&A”) (Item 7), and the consolidated financial statements as of December 31, 2005 (Item 8) restated only to reflect the above change to the Corporation’s reportable segments.

Item 9.01 Financial Statements and Exhibits

(d)	Exhibits

12	Computation of Ratio of Earnings to Fixed Charges*

25	Statement of Eligibility of Trustee.*

99.1	Audited Consolidated Financial Statements and the notes thereto of the Corporation as of December 31, 2005 and 2004, restated only to reflect the change in reportable segments (Note 4 and Note 17).
Financial Statement Schedules*

99.2	MD&A, revised only to reflect the change in reportable segments.*

99.3	Business, revised only to reflect the change in reportable segments.*

99.4	Consent of Deloitte & Touche LLP*

99.5	Management’s Report on Internal Control over Financial Reporting
Report of Independent Registered Public Accounting Firm*

*	filed herewith

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SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

KIMBERLY-CLARK CORPORATION

Date: December 13, 2006	By:	/s/ Mark A. Buthman
Mark A. Buthman
Senior Vice President and
Chief Financial Officer

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Exhibit Index

Exhibits

12	Computation of Ratio of Earnings to Fixed Charges*

25	Statement of Eligibility of Trustee.*

99.1	Audited Consolidated Financial Statements and the notes thereto of the Corporation as of December 31, 2005 and 2004, restated only to reflect the change in reportable segments (Note 4 and Note 17).
Financial Statement Schedules*

99.2	MD&A, revised only to reflect the change in reportable segments.*

99.3	Business , revised only to reflect the change in reportable segments.*

99.4	Consent of Deloitte & Touche LLP*

99.5	Management’s Report on Internal Control over Financial Reporting
Report of Independent Registered Public Accounting Firm*

*	filed herewith